Exhibit 99.1
FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media/Editorial Contact:

Applied Micro Circuits Corporation	The Bernard Group
Scott Dawson	Diane Bernard
Phone: (858) 535-4217	Phone: (512) 617-6319
E-Mail: sdawson@amcc.com	E-Mail: diane@bernardgroup.com
Thursday, October 25, 2007
Company Press Release
APPLIED MICRO CIRCUITS CORPORATION ANNOUNCES
SECOND QUARTER FISCAL 2008 FINANCIAL RESULTS
Selected Q2 Highlights
•	Q2 net revenues of $58.2 million, up 16% sequentially

•	Q2 GAAP net loss of $8.1 million or $(0.03) per share

•	Q2 non-GAAP net loss of $3.0 million or $(0.01) per share

•	Processor revenues were $27.0 million and grew 55% sequentially; Transport revenues were $14.1 million and declined 7% sequentially; Storage revenues were $12.2 million and declined 7% sequentially; Non-focus revenues were $4.9 million and grew 9% sequentially

•	AMCC entered the Serial Attached SCSI (SAS) market and began shipping a complete family of 3ware® 9690SA SAS RAID controllers

•	Announced the newest member of its embedded processor family of products: the PPC460GT that is designed for a wide range of high performance applications
SUNNYVALE, Calif., —October 25, 2007—Applied Micro Circuits Corporation [NASDAQ: AMCC] today reported its financial results for the second quarter of fiscal 2008.
Net revenues for the second quarter of fiscal 2008 were $58.2 million compared to $50.1 million reported in the first quarter of fiscal 2008 and $76.4 million reported in the second quarter of fiscal 2007. Revenues for the first six months were $108.3 million compared to $146.0 million for the comparable period last year.

The net loss on a generally accepted accounting principles (GAAP) basis for the second quarter of fiscal 2008 was $8.1 million or $(0.03) per share. The second quarter GAAP net loss compares with a net loss of $16.4 million or $(0.06) per share for the first quarter of fiscal 2008 and a net loss of $13.9 million or $(0.05) per share for the second quarter of fiscal 2007. Year to date the GAAP net loss was $24.5 million or $(0.09) per share compared to $14.7 million or $(0.05) per share for the first six months of fiscal year 2007.
The non-GAAP net loss for the second quarter of fiscal 2008 was $3.0 million or $(0.01) per share, compared to the non-GAAP net loss of $7.3 million or $(0.03) per share in the first quarter of fiscal 2008 and the non-GAAP net income of $10.4 million or $0.04 per share in the second quarter of fiscal 2007. Year to date the non-GAAP net loss was $10.3 million or $(0.04) per share compared to a non-GAAP net income of $18.5 million or $0.06 per share for the first six months of fiscal year 2007.
“I am pleased with our overall results. First, we achieved the revenue growth we were projecting and second, we saw a healthy increase in our backlog and order patterns. With the correction cycle now behind us, we are focused on further expanding our revenues and returning to non-GAAP profitability. We also entered a key new product cycle by shipping our SAS product family and we are very pleased with our customer traction,” said Kambiz Hooshmand, president and chief executive officer.
Bob Gargus, chief financial officer commented, “The second quarter was a challenge operationally as we put in place the planned initiatives to reduce operating expenses. With this now in place I anticipate that further revenue growth combined with reduced operating expenses will return us to non-GAAP profitability in the December quarter.”
AMCC reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization of purchased intangibles, acquired in-process research and development, stock-based compensation charges, gains on sale of equity investment and renegotiated design tool agreement, payroll tax on certain stock option exercises and expenses related to stock option investigation. Expenses related to stock option investigation consist primarily of fees paid to professional service firms in connection with the Company’s internal investigation of historical stock option grant practices and the resulting restatement of the Company’s financial statements, the investigations by the Securities and Exchange Commission and the U.S. Attorney’s office arising from the internal investigation and the defense of derivative lawsuits arising from the Company’s internal investigation. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.

For More Information
AMCC management will be holding a conference call today, October 25, 2007, at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the second quarter of fiscal 2008 and to provide guidance for the third quarter of fiscal 2008. You may access the conference call via any of the following:

Teleconference:	719-325-4938
Conference ID:	2846485
Web Broadcast:	http://investor.amcc.com/events.cfm
Replay:	719-457-0820 (available through November 1, 2007)
AMCC Overview
AMCC is a global leader in network and embedded PowerPC® processing, optical transport and storage solutions. Our products enable the development of converged IP-based networks offering high-speed secure data, high-definition video and high-quality voice for carrier, metropolitan, access and enterprise applications. AMCC provides networking equipment vendors with industry-leading network and communications processing, Ethernet, SONET, OTN and switch fabric solutions. AMCC is also the leading vendor of high-port count SATA RAID controllers enabling low-cost, high-performance, high-capacity storage. AMCC’s corporate headquarters are located in Sunnyvale, California. Sales and engineering offices are located throughout the world. For further information regarding AMCC, please visit our web site at http://www.amcc.com.
AMCC is a registered trademark of Applied Micro Circuits Corporation. The PowerPC name and logo are registered trademarks of IBM Corporation and used under license therefrom. All other trademarks are the property of their respective owners.
This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding future revenues, orders, operating expenses, profitability and product cycles. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.
-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in thousands)
(Unaudited)

	September 30,	March 31,
	2007	2007
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$140,318	$284,470
Accounts receivable, net	23,218	32,558
Inventories	40,481	31,286
Other current assets	11,830	14,438

Total current assets	215,847	362,752
Long-term marketable securities	77,736	—
Property and equipment, net	25,655	27,150
Goodwill	335,624	335,857
Purchased intangibles	67,832	79,787
Other assets	17,152	10,966

Total assets	$739,846	$816,512

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$14,311	$26,893
Other current liabilities	24,296	28,797

Total current liabilities	38,607	55,690
Stockholders’ equity	701,239	760,822

Total liabilities and stockholders’ equity	$739,846	$816,512

APPLIED MICRO CIRCUITS CORPORATION
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three months ended			Six months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2007	2007	2006	2007	2006
Net revenues	$58,210	$50,135	$76,364	$108,345	$146,043
Cost of revenues	30,328	26,498	35,536	56,826	67,064

Gross profit	27,882	23,637	40,828	51,519	78,979
Operating expenses:
Research and development	24,480	25,482	24,853	49,962	47,692
Selling, general and administrative	15,850	16,063	16,162	31,913	32,612
Amortization of purchased intangibles	1,336	1,345	1,188	2,681	2,295
Acquired in-process research and development	—	—	13,300	—	13,300
Restructuring charges	1,376	(32)	1,419	1,344	2,666
Option investigation	209	292	1,150	501	1,700

Total operating expenses	43,251	43,150	58,072	86,401	100,265

Operating loss	(15,369)	(19,513)	(17,244)	(34,882)	(21,286)
Interest and other income, net	6,906	3,076	3,429	9,982	6,794

Loss before income taxes	(8,463)	(16,437)	(13,815)	(24,900)	(14,492)
Income tax expense (benefit)	(410)	(17)	74	(427)	214

Net loss	$(8,053)	$(16,420)	$(13,889)	$(24,473)	$(14,706)

Basic and diluted loss per share:
Loss per share	$(0.03)	$(0.06)	$(0.05)	$(0.09)	$(0.05)

Shares used in calculating basic and diluted loss per share	275,132	281,656	281,762	278,394	286,470

APPLIED MICRO CIRCUITS CORPORATION
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)
(unaudited)
(in thousands)

	Three months ended			Six months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2007	2007	2006	2007	2006
GAAP net loss	$(8,053)	$(16,420)	$(13,889)	$(24,473)	$(14,706)
Adjustments:
Stock-based compensation charges	3,297	2,620	2,677	5,917	5,188
Amortization of purchased intangibles	5,919	6,036	5,941	11,955	10,674
Restructuring charges	1,376	(32)	1,419	1,344	2,666
Realized gain on sale of strategic equity investment	(4,649)	—	—	(4,649)	—
Gain on renegotiated design tool agreement	(749)	—	—	(749)	—
Acquired in-process research and development	—	—	13,300	—	13,300
Payroll taxes on certain stock option exercises	1	2	—	3	1
Expenses related to stock option investigation	209	292	1,150	501	1,700
Income tax adjustments	(318)	209	(212)	(109)	(306)

Total GAAP to Non-GAAP adjustments	5,086	9,127	24,275	14,213	33,223

Non-GAAP net income (loss)	$(2,967)	$(7,293)	$10,386	$(10,260)	$18,517

Diluted income (loss) per share	$(0.01)	$(0.03)	$0.04	$(0.04)	$0.06

Shares used in calculating diluted income (loss) per share	275,132	281,656	282,586	278,394	287,356

Income (loss) per share:
GAAP income (loss) per share	$(0.03)	$(0.06)	$(0.05)	$(0.09)	$(0.05)
GAAP to non-GAAP adjustments	0.02	0.03	0.09	0.05	0.11

Non-GAAP income (loss) per share	$(0.01)	$(0.03)	$0.04	$(0.04)	$0.06

Reconciliation of shares used in calculating the non-GAAP income per share:
Shares used in calculating the basic and diluted income(loss) per share	275,132	281,656	281,762	278,394	286,470
Adjustment for dilutive securities	—	—	824	—	886

Non-GAAP shares used in the EPS calculation	275,132	281,656	282,586	278,394	287,356

APPLIED MICRO CIRCUITS CORPORATION
SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS
(unaudited)
(in thousands)
The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three months ended			Six months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2007	2007	2006	2007	2006
GROSS PROFIT:
GAAP gross profit	$27,882	$23,637	$40,828	$51,519	$78,979
Amortization of purchased intangibles	4,583	4,691	4,753	9,274	8,379
Stock-based compensation expense	240	72	157	312	291

Non-GAAP gross profit	$32,705	$28,400	$45,738	$61,105	$87,649

OPERATING EXPENSES:
GAAP operating expenses	$43,251	$43,150	$58,072	$86,401	$100,265
Amortization of purchased intangibles	(1,336)	(1,345)	(1,188)	(2,681)	(2,295)
Acquired in-process research and development	—	—	(13,300)	—	(13,300)
Stock-based compensation expense	(3,057)	(2,548)	(2,520)	(5,605)	(4,897)
Restructuring charges	(1,376)	32	(1,419)	(1,344)	(2,666)
Gain on renegotiated design tool agreement	749	—	—	749	—
Payroll taxes on certain stock option exercises	(1)	(2)	—	(3)	(1)
Expenses related to stock option investigation	(209)	(292)	(1,150)	(501)	(1,700)

Non-GAAP operating expenses	$38,021	$38,995	$38,495	$77,016	$75,406

INTEREST AND OTHER INCOME, NET
GAAP interest and other income, net	$6,906	$3,076	$3,429	$9,982	$6,794
Realized gain on sale of strategic equity investments	(4,649)	—	—	(4,649)	—

Non-GAAP interest and other income, net	$2,257	$3,076	$3,429	$5,333	$6,794

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$(410)	$(17)	$74	$(427)	$214
Income tax adjustments	318	(209)	212	109	306

Non-GAAP income tax expense (benefit)	$(92)	$(226)	$286	$(318)	$520

RESEARCH AND DEVELOPMENT
GAAP research and development	$24,480	$25,482	$24,853	$49,962	$47,692
Stock-based compensation expense	(1,216)	(1,055)	(1,028)	(2,271)	(2,097)
Gain on renegotiated design tool agreement	749	—	—	749	—
Payroll taxes on certain stock option exercises	—	(2)	—	(2)	—

Non-GAAP research and development	$24,013	$24,425	$23,825	$48,438	$45,595

SELLING, GENERAL AND ADMINISTRATIVE
GAAP selling, general and administrative	$15,850	$16,063	$16,162	$31,913	$32,612
Stock-based compensation expense	(1,841)	(1,493)	(1,492)	(3,334)	(2,800)
Payroll taxes on certain stock option exercises	(1)	—	—	(1)	(1)

Non-GAAP selling, general and administrative	$14,008	$14,570	$14,670	$28,578	$29,811

APPLIED MICRO CIRCUITS CORPORATION
CONSOLIDATED STATEMENT OF CASHFLOWS
($ in thousands)
(unaudited)

	Six Months ended September 30,
	2007	2006
Operating activities:
Net loss	$(24,473)	$(14,706)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities
Depreciation and amortization	3,227	4,678
Amortization of purchased intangibles	11,956	10,674
Acquired in-process research and development	—	13,300
Stock-based compensation expense :
Stock options	5,268	5,153
Restricted stock units	649	36
Non-cash restructuring charges (benefit)	(32)	1,977
Net gain on strategic equity investments	(4,649)	—
Net gain on disposal of property	(64)	—
Changes in operating assets and liabilities:
Accounts receivable	9,340	(9,199)
Inventories	(9,195)	(6,473)
Other assets	1,653	(350)
Accounts payable	(12,582)	3,994
Accrued payroll and other accrued liabilities	(4,474)	(5,141)
Deferred revenue	6	(415)

Net cash provided by (used for) operating activities	(23,370)	3,528

Investing activities:
Proceeds from sales and maturities of investments	345,009	281,502
Purchases of investments	(286,191)	(217,982)
Purchase of strategic investments	(5,000)	—
Net proceeds from the sale of strategic equity investments	5,249	—
Purchase of property, equipment and other assets	(3,314)	(4,293)
Proceeds from sale of property, equipment and other assets	1,646	—
Net cash paid for acquisitions	—	(71,971)

Net cash provided by (used for) investing activities	57,399	(12,744)

Financing activities:
Proceeds from issuance of common stock	3,286	243
Open market repurchases of Company stock	(29,268)	(20,137)
Funding of structured stock repurchase agreements	(23,830)	—
Funds received from structured stock repurchase agreements including gains	13,237	17,379
Payments on long-term debt	—	(289)
Other	(231)	(169)

Net cash used for financing activities	(36,806)	(2,973)

Net decrease in cash and cash equivalents	(2,777)	(12,189)
Cash and cash equivalents at beginning of the period	51,595	49,125

Cash and cash equivalents at end of the period	$48,818	$36,936

Supplementary cash flow disclosure:
Cash paid for:
Interest	$9	$—
Income taxes	$338	$357